Fleet Home Equity Loan Trust 2003-1
Collateral Summary
Collateral statistics for the HELOCs are listed below as of end of business April 14, 2003 (Cut-Off Date)
Total Number of Loans	16,435
Total Outstanding Loan Balance	$775,800,479
Average Drawn Balance	$47,204
Average Credit Limit	$69,701
Average Credit Limit Utilization Rate	71.52%
Current WA Coupon	4.34%
WA Margin	0.09%
WA Seasoning (months)	13
WA Remaining Term (months)	341
WA Remaining Draw Term (months)	161
WA CLTV	63.99%
WA Current FICO	754
Lien Position (% first / % second)	29.60% / 70.40%
Property Type
Single Family Two to Four Family Condominium	94.51% 2.58% 2.91%
Occupancy Status
Primary Home Non-Owner Occupied	97.10% 2.90%
Geographic Distribution
other states account individually for less than 5% of pool balance	NY NJ MA CT	28.61% 25.41% 20.20% 9.49%

Collateral Statistics
Collateral statistics for the HELOCs are listed below as of end of business April 14, 2003 (Cut-Off Date)

Principal Balances
Range of Principal Balances ($)	Mortgage Loans	Principal Balance ($)	% of Pool Principal Balance
¯25,000 - 0.00	175	¯58,187	¯0.01
0.01 - 2,500.00	264	263,813	0.03
2,500.01 - 5,000.00	334	1,292,354	0.17
5,000.01 - 7,500.00	410	2,618,137	0.34
7,500.01 - 10,000.00	533	4,736,064	0.61
10,000.01 - 20,000.00	2,225	34,018,898	4.39
20,000.01 - 30,000.00	3,583	89,960,805	11.60
30,000.01 - 40,000.00	2,083	73,451,342	9.47
40,000.01 - 50,000.00	1,790	81,643,904	10.52
50,000.01 - 60,000.00	1,041	57,762,130	7.45
60,000.01 - 70,000.00	801	52,162,133	6.72
70,000.01 - 80,000.00	691	51,874,675	6.69
80,000.01 - 90,000.00	439	37,384,590	4.82
90,000.01 - 100,000.00	575	55,372,249	7.14
100,000.01 - 150,000.00	968	121,853,251	15.71
150,000.01 - 200,000.00	297	52,124,575	6.72
200,000.01 - 250,000.00	130	29,635,281	3.82
250,000.01 - 300,000.00	59	16,602,012	2.14
300,000.01 - 350,000.00	21	6,847,824	0.88
350,000.01 - 400,000.00	13	4,960,186	0.64
400,000.01 - 500,000.00	3	1,294,442	0.17
Total:	16,435	775,800,479	100.00

Occupancy Type
Occupancy	Mortgage Loans	Principal Balance ($)	% of Pool Principal Balance
Owner Occupied	16,073	753,319,595	97.10
Non-Owner Occupied	362	22,480,883	2.90
Total:	16,435	775,800,479	100.00

Collateral Statistics
Collateral statistics for the HELOCs are listed below as of end of business April 14, 2003 (Cut-Off Date)

Original Combined Loan-to-Value Ratios
Range of Original Combined Loan-to-Value Ratios (%)	Mortgage Loans	Principal Balance ($)	% of Pool Principal Balance
0.01 - 5.00	55	565,036	0.07
5.01 - 10.00	265	5,139,050	0.66
10.01 - 15.00	392	10,014,446	1.29
15.01 - 20.00	477	15,520,407	2.00
20.01 - 25.00	509	19,726,430	2.54
25.01 - 30.00	521	21,901,827	2.82
30.01 - 35.00	555	25,077,838	3.23
35.01 - 40.00	626	29,031,864	3.74
40.01 - 45.00	675	33,525,751	4.32
45.01 - 50.00	813	39,151,977	5.05
50.01 - 55.00	808	42,087,895	5.43
55.01 - 60.00	945	47,435,640	6.11
60.01 - 65.00	1,105	61,359,124	7.91
65.01 - 70.00	1,176	62,048,805	8.00
70.01 - 75.00	1,345	72,599,854	9.36
75.01 - 80.00	1,549	75,603,233	9.75
80.01 - 85.00	1,901	97,151,483	12.52
85.01 - 90.00	1,287	59,516,573	7.67
90.01 - 95.00	424	16,697,955	2.15
95.01 - 100.00	1,007	41,645,291	5.37
Total:	16,435	775,800,479	100.00

Loan Purpose
Purpose	Mortgage Loans	Principal Balance ($)	% of Pool Principal Balance
Refinance	9,468	470,881,077	60.70
Home Improvement	6,693	283,507,741	36.54
Purchase	274	21,411,661	2.76
Total:	16,435	775,800,479	100.00

Collateral Statistics
Collateral statistics for the HELOCs are listed below as of end of business April 14, 2003 (Cut-Off Date)

Property Type
Property Type	Mortgage Loans	Principal Balance ($)	% of Pool Principal Balance
Single Family	15,382	733,209,070	94.51
Condo	545	22,554,679	2.91
Two-to-Four Family	508	20,036,730	2.58
Total:	16,435	775,800,479	100.00

Geographic Distribution
State	Mortgage Loans	Principal Balance ($)	% of Pool Principal Balance
NY	4,425	221,965,069	28.61
NJ	4,010	197,147,166	25.41
MA	3,341	156,712,932	20.20
CT	1,614	73,625,148	9.49
PA	895	35,070,836	4.52
ME	578	21,753,696	2.80
CA	383	20,762,933	2.68
NH	478	19,604,559	2.53
RI	455	16,885,650	2.18
FL	256	12,272,490	1.58
Total:	16,435	775,800,479	100.00

Collateral Statistics
Collateral statistics for the HELOCs are listed below as of end of business April 14, 2003 (Cut-Off Date)

Current FICO Scores
FICO Score Rating	Mortgage Loans	Principal Balance ($)	% of Pool Principal Balance
620 - 626	116	6,423,643	0.83
627 - 645	420	22,441,373	2.89
646 - 664	605	30,636,323	3.95
665 - 683	946	46,932,446	6.05
684 - 702	1,167	56,369,308	7.27
703 - 721	1,410	66,226,159	8.54
722 - 740	1,647	74,982,042	9.67
741 - 759	1,732	80,742,156	10.41
760 - 778	1,830	86,589,662	11.16
779 - 797	1,994	94,895,521	12.23
798 - 816	2,140	102,273,143	13.18
817 - 835	1,680	75,886,223	9.78
836 - 854	694	29,743,803	3.83
855 - 873	45	1,456,771	0.19
874 – 892	8	201,902	0.03
893 - 896	1	0	0.00
Total:	16,435	775,800,479	100.00

Collateral Statistics
Collateral statistics for the HELOCs are listed below as of end of business April 14, 2003 (Cut-Off Date)

Credit Limits
Range of Credit Limits ($)	Mortgage Loans	Principal Balance ($)	% of Pool Principal Balance
5,000.01 - 7,500.00	94	493,569	0.06
7,500.01 - 10,000.00	259	1,776,285	0.23
10,000.01 - 20,000.00	798	10,098,297	1.30
20,000.01 - 30,000.00	3,627	70,584,222	9.10
30,000.01 - 40,000.00	1,675	48,690,583	6.28
40,000.01 - 50,000.00	2,561	87,999,466	11.34
50,000.01 - 60,000.00	957	41,994,437	5.41
60,000.01 - 70,000.00	676	35,434,898	4.57
70,000.01 - 80,000.00	1,145	60,634,686	7.82
80,000.01 - 90,000.00	410	25,970,984	3.35
90,000.01 - 100,000.00	1,513	91,930,420	11.85
100,000.01 - 150,000.00	1,691	149,398,288	19.26
150,000.01 - 200,000.00	503	60,362,979	7.78
200,000.01 - 250,000.00	267	40,623,247	5.24
250,000.01 - 300,000.00	157	26,762,525	3.45
300,000.01 - 350,000.00	27	6,574,367	0.85
350,000.01 - 400,000.00	32	8,060,486	1.04
400,000.01 - 500,000.00	43	8,410,739	1.08
Total:	16,435	775,800,479	100.00

Collateral Statistics
Collateral statistics for the HELOCs are listed below as of end of business April 14, 2003 (Cut-Off Date)

Credit Limit Utilization Rates
Range of Credit Limit Utilization (%)	Mortgage Loans	Principal Balance ($)	% of Pool Principal Balance
<= 0.000	54	10,203	0.00
0.001 - 10.000	466	2,605,834	0.34
10.001 - 20.000	600	8,745,209	1.13
20.001 - 30.000	823	18,623,140	2.40
30.001 - 40.000	920	26,394,021	3.40
40.001 - 50.000	1,069	37,203,748	4.80
50.001 - 60.000	1,149	46,618,369	6.01
60.001 - 70.000	1,343	59,605,575	7.68
70.001 - 80.000	1,592	81,689,790	10.53
80.001 - 90.000	2,084	108,703,837	14.01
90.001 - 100.000	6,335	385,600,751	49.70
Total:	16,435	775,800,479	100.00

Original Term
Months	Mortgage Loans	Principal Balance ($)	% of Pool Principal Balance
300	1,608	73,222,586	9.44
360	14,827	702,577,892	90.56
Total:	16,435	775,800,479	100.00

Collateral Statistics
Collateral statistics for the HELOCs are listed below as of end of business April 14, 2003 (Cut-Off Date)

Remaining Term
Months	Mortgage Loans	Principal Balance ($)	% of Pool Principal Balance
265 - 275	145	6,231,322	0.80
276 - 286	545	23,938,292	3.09
287 - 297	918	43,052,971	5.55
331 - 341	3,137	143,984,820	18.56
342 - 352	9,980	488,769,482	63.00
353 - 363	1,710	69,823,591	9.00
Total:	16,435	775,800,479	100.00

Margins
Range of Margins (%)	Mortgage Loans	Principal Balance ($)	% of Pool Principal Balance
¯1.000 - ¯0.751	11	536,494	0.07
¯0.750 - ¯0.501	54	2,626,056	0.34
¯0.500 - ¯0.251	3,611	217,815,054	28.08
¯0.250 - ¯0.001	3,410	164,288,628	21.18
0.000 - 0.249	3,716	192,402,223	24.80
0.250 - 0.499	1,984	59,369,396	7.65
0.500 - 0.749	458	19,145,237	2.47
0.750 - 0.999	385	19,307,297	2.49
1.000 - 1.249	436	14,103,426	1.82
1.250 - 1.499	617	24,277,987	3.13
1.500 - 1.749	425	14,753,599	1.90
1.750 - 1.999	359	16,614,833	2.14
2.000 - 2.249	276	10,461,887	1.35
2.250 - 2.499	301	12,933,725	1.67
2.500 - 2.749	243	4,950,296	0.64
2.750 - 2.999	47	763,188	0.10
3.000 - 3.249	3	39,943	0.01
3.250 - 3.499	21	258,373	0.03
3.500 - 3.749	74	986,075	0.13
3.750 - 4.000	4	166,760	0.02
Total:	16,435	775,800,479	100.00

Collateral Statistics
Collateral statistics for the HELOCs are listed below as of end of business April 14, 2003 (Cut-Off Date)

Current Loan Rates
Range of Loan Rates (%)	Mortgage Loans	Principal Balance ($)	% of Pool Principal Balance
2.001 - 2.500	1	11,995	0.00
3.001 - 3.500	15	649,158	0.08
3.501 - 4.000	6,969	381,849,477	49.22
4.001 - 4.500	5,624	243,944,476	31.44
4.501 - 5.000	941	46,439,747	5.99
5.001 - 5.500	966	32,382,084	4.17
5.501 - 6.000	877	36,869,157	4.75
6.001 - 6.500	651	26,514,430	3.42
6.501 - 7.000	289	5,688,803	0.73
7.001 - 7.500	24	298,316	0.04
7.501 - 8.000	76	1,124,025	0.14
8.001 - 8.500	2	28,810	0.00
Total:	16,435	775,800,479	100.00

Maximum Loan Rates
Maximum Loan Rates (%)	Mortgage Loans	Principal Balance ($)	% of Pool Principal Balance
15.9	4	198,898	0.03
18	3,593	168,925,148	21.77
21	12,835	606,642,238	78.20
25	3	34,195	0.00
Total:	16,435	775,800,479	100.00

Collateral Statistics
Collateral statistics for the HELOCs are listed below as of end of business April 14, 2003 (Cut-Off Date)

Draw Period
Months	Mortgage Loans	Principal Balance ($)	% of Pool Principal Balance
120	1,608	73,222,586	9.44
180	14,827	702,577,892	90.56
Total:	16,435	775,800,479	100.00

Remaining Draw Period
Months	Mortgage Loans	Principal Balance ($)	% of Pool Principal Balance
89 - 99	337	14,487,098	1.87
100 - 110	872	40,933,945	5.28
111 - 121	399	17,801,543	2.29
144 - 154	484	20,972,675	2.70
155 - 165	4,184	198,381,330	25.57
166 - 176	10,159	483,223,888	62.29
Total:	16,435	775,800,479	100.00

Collateral Statistics
Collateral statistics for the HELOCs are listed below as of end of business April 14, 2003 (Cut-Off Date)

Origination Year
Year	Mortgage Loans	Principal Balance ($)	% of Pool Principal Balance
2001	4,247	192,228,547	24.78
2002	12,188	583,571,931	75.22
Total:	16,435	775,800,479	100.00

Lien Position
Months	Mortgage Loans	Principal Balance ($)	% of Pool Principal Balance
First	4,063	229,625,145	29.60
Junior	12,372	546,175,334	70.40
Total:	16,435	775,800,479	100.00